UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 20, 2006

                            ZHONE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   000-32743                  22-3509099
           --------                   ---------                  ----------
(State or Other Jurisdiction    (Commission File No.)         (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                               7001 Oakport Street
                            Oakland, California 94621
          (Address of Principal Executive Offices, Including Zip Code)

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                                 (510) 777-7000
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 20, 2006, Zhone Technologies, Inc. issued a press release announcing its second quarter 2006 results. The information furnished in this Item 2.02 and
Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

     The following exhibit is filed herewith:

     Exhibit
     Number      Description
    ---------    ---------------------------------------------------------------
     99.1        Press Release dated July 20, 2006 issued by Zhone Technologies,
                 Inc.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 20, 2006                                  Zhone Technologies, Inc.


                                                     By: /s/ Morteza Ejabat
                                                         -----------------------
                                                         Morteza Ejabat
                                                         Chief Executive Officer

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